UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04024

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 6

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2015

Date of reporting period:	8/31/2015

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL CALIFORNIA MUNI INCOME FUND

ANNUAL REPORT • AUGUST 31, 2015

Objective

Maximize current income that is exempt from California state and federal income taxes, consistent with the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), a Prudential Financial company and member SIPC. Prudential Fixed Income is a unit of Prudential Investment Management, Inc. (PIM), a registered investment adviser. PIMS and PIM are Prudential Financial companies. ©2015 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

October 15, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential California Muni Income Fund informative and useful. The report covers performance for the 12-month period that ended August 31, 2015.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential California Muni Income Fund

Prudential California Muni Income Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 8/31/15
	One Year	Five Years	Ten Years
Class A	2.54%	23.71%	53.00%
Class B	2.29	22.19	49.24
Class C	1.79	19.31	43.98
Class Z	2.81	25.30	57.14
Barclays Municipal Bond Index	2.52	21.44	55.13
Lipper California (CA) Municipal Debt Funds Average	3.06	26.28	49.34

Average Annual Total Returns (With Sales Charges) as of 9/30/15
	One Year	Five Years	Ten Years
Class A	–1.47%	3.60%	4.06%
Class B	–2.56	4.00	4.23
Class C	0.98	3.69	3.86
Class Z	2.99	4.72	4.76
Barclays Municipal Bond Index	3.16	4.14	4.63
Lipper California (CA) Municipal Debt Funds Average	3.37	4.90	4.24

Average Annual Total Returns (With Sales Charges) as of 8/31/15
	One Year	Five Years	Ten Years
Class A	–1.56%	3.50%	3.92%
Class B	–2.64	3.92	4.08
Class C	0.80	3.59	3.71
Class Z	2.81	4.61	4.62

Average Annual Total Returns (Without Sales Charges) as of 8/31/15
	One Year	Five Years	Ten Years
Class A	2.54%	4.35%	4.34%
Class B	2.29	4.09	4.08
Class C	1.79	3.59	3.71
Class Z	2.81	4.61	4.62

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Barclays Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 2005) and the account values at the end of the current fiscal year (August 31, 2015), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Prudential California Muni Income Fund	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Z
Maximum initial sales charge	4.00% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5/6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.25%	.50%	1%	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Barclays Municipal Bond Index

The Barclays Municipal Bond Index (the Index) is an unmanaged index of long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

Lipper California (CA) Municipal Debt Funds Average

The Lipper California Municipal Debt Funds Average (Lipper Average) is based on the average return of all funds in the Lipper California Municipal Debt Funds category for the periods noted. Funds in the Lipper Average limit their assets to those securities that are exempt from taxation in California.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Distributions and Yields as of 8/31/15
	Total Distributions Paid for 12 Months	30-Day Subsidized SEC Yield*	Taxable Equivalent 30-Day Subsidized Yield*** at Federal Tax Rates of		30-Day Unsubsidized SEC Yield**	Taxable Equivalent 30-Day Unsubsidized Yield*** at Federal Tax Rates of
			38.8%	43.4%		38.8%	43.4%
Class A	$0.43	1.41%	2.63%	2.84%	1.41%	2.63%	2.84%
Class B	0.40	1.23	2.29	2.48	1.23	2.29	2.48
Class C	0.35	0.73	1.36	1.47	0.73	1.36	1.47
Class Z	0.45	1.72	3.20	3.47	1.72	3.20	3.47

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

***Some investors may be subject to the federal alternative minimum tax (AMT). Taxable equivalent yields reflect federal and applicable state tax rates.

Credit Quality expressed as a percentage of total investments as of 8/31/15
AAA	12.3%
AA	46.6
A	22.9
BBB	7.6
BB	1.7
B	2.9
CCC	0.9
Not Rated	4.2
Cash/Cash Equivalents	0.9
Total Investments	100.0%

Source: Prudential Investment Management, Inc. (PIM)

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change.

Prudential California Muni Income Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential California Muni Income Fund’s Class A shares returned 2.54% for the 12 months ended August 31, 2015, slightly outperforming the 2.52% return of the Barclays Municipal Bond Index (the Index) and underperforming the 3.06% return of the Lipper California (CA) Municipal Debt Funds Average.

What were conditions like in the municipal bond market?

•	Investment-grade municipal securities generated modest positive returns during the reporting period.

•	Interest rates declined as the Federal Reserve continued to maintain an accommodative monetary policy amidst modest economic growth.

•

Although municipal yields and US Treasury yields began the reporting period at similar levels, municipal yields rose more than Treasury yields during the period overall. Therefore, municipal bonds underperformed Treasuries. (Bond prices and yields move in opposite directions.)

•

Investment flows from municipal bond mutual funds were consistently positive during the first half of the reporting period, but turned negative in the final months, partly because of headlines about Puerto Rico, Chicago, Illinois, and New Jersey. For example, investors reacted negatively to Governor Padilla’s claim that Puerto Rico’s debt burden was “not payable” and that the island would negotiate with creditors on a debt restructuring.

•

Driven by an increase in refunding activity, issuance rose 40% versus the previous reporting period. In a refunding deal, an issuer reduces its interest expense by redeeming outstanding bonds and issuing new bonds at a lower interest rate.

•

In general, state and local governments continued to generate higher revenues through increased tax receipts, which provided for timely balanced budgets. Unfunded pension obligations remain a broader long-term concern.

How did the California tax-exempt bond market perform?

•	California’s economic recovery continued during the reporting period and its economy grew faster overall than the broad US economy.

•

As a result of California’s improved economic and fiscal outlook, the state’s general obligation and related lease-backed debt received several credit-rating upgrades, leading to tighter spreads (differences in yield) in the municipal bond market.

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•

Despite its progress, California still faces challenges to its fiscal balance, including the short-term impact of federal budget cuts and the cost of expanding Medicaid under the Affordable Care Act. In addition, temporary revenue increases expire in 2016 and 2018, creating the potential for new budget gaps. In addition, California continues to have substantial unfunded retirement system liabilities.

What factors contributed positively to the Fund’s performance?

•	The Fund’s overweight relative to the Index in longer-term municipal bonds added to performance as spreads between longer-term municipal bonds and intermediate- and shorter-term maturities tightened.

•

The Fund benefited from its overweight in tobacco settlement bonds, which was one of the top-performing sectors of the period. Tobacco bonds are backed by payments from tobacco companies participating in the Master Settlement Agreement.

•	An overweight in special tax/assessment bonds, which outperformed during the reporting period, contributed positively to performance.

•	The Fund’s overweight in hospital bonds also added to returns, as these securities outperformed during the period.

What factors contributed negatively to the Fund’s performance?

•	The Fund’s position in Puerto Rican municipal debt detracted from performance.

•

The Fund’s overweight in pre-refunded bonds, which are widely considered to be the safest of all municipal bonds, detracted from performance as longer bonds outperformed shorter bonds. A pre-refunded bond is backed by high credit quality collateral, usually ultra-safe Treasury securities.

Did the Fund use derivatives and how did they affect performance?

The Fund held futures contracts on US Treasuries to shorten the portfolio’s duration, which reduced its sensitivity to changes in the level of rates. Overall, this strategy had a negative impact on performance as interest rates declined during the reporting period.

Prudential California Muni Income Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2015, at the beginning of the period, and held through the six-month period ended August 31, 2015. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential California Muni Income Fund		Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$999.30	0.95%	$4.79
	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84

Class B	Actual	$1,000.00	$998.10	1.20%	$6.04
	Hypothetical	$1,000.00	$1,019.16	1.20%	$6.11

Class C	Actual	$1,000.00	$995.60	1.70%	$8.55
	Hypothetical	$1,000.00	$1,016.64	1.70%	$8.64

Class Z	Actual	$1,000.00	$1,001.50	0.70%	$3.53
	Hypothetical	$1,000.00	$1,021.68	0.70%	$3.57

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six month period ended August 31, 2015, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential California Muni Income Fund	9

Fees and Expenses (continued)

The Fund’s annualized expense ratios for the 12-month period ended August 31, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	0.97%	0.94%
B	1.19	1.19
C	1.69	1.69
Z	0.69	0.69

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of August 31, 2015

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS 99.3%

MUNICIPAL BONDS
Abag Fin. Auth. For Nonprofit Corp. Rev., Episcopal Senior Communities, Rfdg.	6.125%	07/01/41	475	$536,242
Abag Fin. Auth. For Nonprofit Corp. Rev., Sharp Healthcare	6.250	08/01/39	1,000	1,167,540
Abag Fin. Auth. For Nonprofit Corp. Rev., Sharp Healthcare, Ser. A	5.000	08/01/43	2,000	2,214,560
Anaheim Calif. Pub. Fin. Auth. Rev., Ser. A, Rfdg.	5.000	05/01/39	1,000	1,121,580
California Cnty. Tob. Securitization Agy., Rev., Tob. Conv. Bonds, LA Cnty. (Converted to Fixed on 12/01/10)	5.250	06/01/21	1,470	1,473,793
California Cnty. Tob. Securitization Corp., Rev., Tob. Conv. Bonds, Ser. B (Converted to Fixed on 12/01/08)	5.100	06/01/28	1,035	999,624
California Edl. Facs. Auth. Rev., Loyola Marymount Univ., Ser. A	5.125	10/01/40	1,000	1,112,680
California Hlth. Facs. Fing. Auth. Rev., Episcopal Home, Ser. B, Rfdg. (Pre-refunded date 02/01/20)(a)	6.000	02/01/32	1,000	1,206,570
California Hlth. Facs. Fing. Auth. Rev., Lucile Salter Packard Childrens Hosp., Ser. A	5.000	08/15/43	1,000	1,119,350
California Hlth. Facs. Fing. Auth. Rev., Providence Hlth., Ser. B	5.500	10/01/39	1,500	1,711,800
California Hlth. Facs. Fing. Auth. Rev., Providence Hlth., Ser. C (Pre-refunded date 10/01/18)(a)	6.500	10/01/38	20	23,421
California Hlth. Facs. Fing. Auth. Rev., Providence Hlth., Ser. C, Unrefunded Balance (Pre-refunded date 10/01/18)(a)	6.500	10/01/38	980	1,147,649
California Hlth. Facs. Fing. Auth. Rev., Scripps Hlth., Ser. A	5.000	11/15/40	1,000	1,114,830
California Hlth. Facs. Fing. Auth. Rev., Scripps Hlth., Ser. A, Rfdg.	5.000	11/15/36	1,200	1,346,544
California Hlth. Facs. Fing. Auth. Rev., St. Joseph Hlth. Sys., Ser. A	5.750	07/01/39	1,000	1,143,650
California Hlth. Facs. Fing. Auth. Rev., Stanford Healthcare, Ser. A	5.000	08/15/54	1,000	1,107,420

See Notes to Financial Statements.

Prudential California Muni Income Fund	11

Portfolio of Investments

as of August 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
MUNICIPAL BONDS (Continued)
California Hlth. Facs. Fing. Auth. Rev., Stanford Hosp., Ser. A-3, Rfdg.	5.500%	11/15/40	500	$591,700
California Hlth. Facs. Fing. Auth. Rev., Sutter Hlth., Ser. D, Rfdg.	5.250	08/15/31	1,000	1,168,150
California Infrastructure & Econ. Dev. Rev., Bk. Dev. Walt. Dis. Fam. Musm., Walt & Lilly Disney	5.250	02/01/38	2,000	2,165,340
California Muni. Fin. Auth. Ed. Rev., Amern. Heritage Ed. Foundation Proj., Ser. A	5.250	06/01/26	1,100	1,108,525
California Poll. Ctrl. Fing. Auth. Wtr. Facs. Rev., Amern. Wtr. Cap. Corp. Proj., 144A	5.250	08/01/40	1,250	1,324,800
California Sch. Fin. Auth. Sch. Facs. Rev., Kipp. LA. Proj., Ser A.	5.000	07/01/45	1,000	1,047,420
California St.	5.000	03/01/45	2,000	2,251,020
California St.	5.000	08/01/45	1,500	1,695,165
California St., Unrefunded Balance, GO	5.500	04/01/30	5	5,021
California St., Var. Purp., GO	5.000	10/01/29	1,500	1,720,650
California St., Var. Purp., GO	5.000	09/01/41	5,000	5,571,500
California St., Var. Purp., GO	5.000	10/01/41	1,250	1,394,662
California St., Var. Purp., GO	5.250	04/01/35	1,250	1,429,700
California St., Var. Purp., GO	5.250	11/01/40	750	873,472
California St., Var. Purp., GO	5.500	11/01/39	1,000	1,162,720
California St., Var. Purp., GO	5.500	03/01/40	2,000	2,322,260
California St., Var. Purp., GO	6.000	03/01/33	2,750	3,313,172
California St., Var. Purp., GO	6.000	04/01/38	3,000	3,494,370
California St., Var. Purp., GO	6.000	11/01/39	1,500	1,784,325
California St. Dept. Wtr. Res. Rev., Central Valley Proj., Ser. AE, Unrefunded Balance	5.000	12/01/29	70	77,652
California St. Dept. Wtr. Res. Rev., Wtr. Sys., Ser. AF (Pre-refunded date 12/01/18)(a)	5.000	12/01/29	875	990,080
California St. Dept. Wtr. Res. Rev., Wtr. Sys., Ser. AF, Unrefunded Balance	5.000	12/01/29	625	700,306
California St. Pub. Wks. Brd. Lease Rev., Dept. General Service, Ser. D	5.250	06/01/28	750	752,993
California St. Pub. Wks. Brd. Lease Rev., Judicial Council Projs., Ser. D	5.000	12/01/31	1,000	1,141,300
California St. Pub. Wks. Brd. Lease Rev., Var. Cap. Proj., Ser. G-1	5.750	10/01/30	750	876,592
California St. Pub. Wks. Brd. Lease Rev., Var. Cap. Proj., Sub. Ser. I-1	6.375	11/01/34	750	899,362

See Notes to Financial Statements.

12

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
MUNICIPAL BONDS (Continued)
California St. Sch. Fin. Auth. Rev., Alliance Clg.-Ready Pub. Schs., 144A	5.000%	07/01/45	1,000	$1,020,970
California St. Univ. Rev., Ser. A, Systemwide	5.000	11/01/37	1,250	1,408,800
California Statewide Cmntys. Dev. Auth. Rev., 899 Charleston Proj., Ser. A, Rfdg.	5.250	11/01/44	250	253,158
California Statewide Cmntys. Dev. Auth. Rev., Aspire Pub. Schs., Sch. Fac. Rev.	6.000	07/01/30	1,000	1,063,380
California Statewide Cmntys. Dev. Auth. Rev., Cottage Hlth.	5.000	11/01/40	1,000	1,097,030
California Statewide Cmntys. Dev. Auth. Rev., Loma Linda Univ. Medical Center	5.250	12/01/44	1,000	1,043,090
California Statewide Cmntys. Dev. Auth. Rev., Polytechnic Sch.	5.000	12/01/34	2,000	2,212,480
California Statewide Cmntys. Dev. Auth. Rev., Presbyterian Homes	7.250	11/15/41	500	581,840
California Statewide Cmntys. Dev. Auth. Rev., Spl. Tax No. 97-1, CABS	5.500(b)	09/01/22	2,395	1,638,180
California Statewide Cmntys. Dev. Auth. Rev., Sutter Hlth., Ser. A	6.000	08/15/42	2,000	2,363,580
Chula Vista Calif. Indl. Dev. Rev., San Diego Gas-D-Rmkt.	5.875	01/01/34	1,000	1,147,040
Chula Vista Dev. Agy. Rev., Tax Alloc. Sub. Bayfront, Ser. B, Rfdg.	5.250	10/01/27	1,540	1,541,063
City of La Verne CA, Brethren Hillcrest Homes, COP	5.000	05/15/36	1,250	1,321,050
Coronado Cmnty. Dev. Agy. Tax Alloc., Dev. Proj., AMBAC	5.000	09/01/24	2,000	2,007,860
Fontana Special Tax, Cmnty. Facs. Dist. #22 Sierra Hills	5.000	09/01/34	500	548,170
Foothill-De Anza Cmnty. College Dist., Ser. C, GO	5.000	08/01/40	1,250	1,391,750
Golden St. Tob. Securitization Corp. Rev., Asset-Bkd., Sr., Ser. A-1	4.500	06/01/27	3,935	3,738,998
Golden St. Tob. Securitization Corp. Rev., Enhanced Asset Bkd., Ser. A	4.000	06/01/30	1,235	1,285,919
Golden St. Tob. Securitization Corp. Rev., Enhanced, Asset Bkd., Ser. A, Rfdg.	4.000	06/01/31	725	747,432
Golden St. Tob. Securitization Corp. Rev., Enhanced, Asset Bkd., Ser. A, Rfdg.	5.000	06/01/45	1,500	1,646,715

See Notes to Financial Statements.

Prudential California Muni Income Fund	13

Portfolio of Investments

as of August 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
MUNICIPAL BONDS (Continued)
Golden St. Tob. Securitization Corp. Rev., Ser. A, Conv., CABS, AMBAC (Converted to Fixed on 06/01/10)	4.600%	06/01/23	3,000	$3,225,390
Golden West Sch. Fing. Auth. Rev., Ser. A., CABS, NATL, Rfdg.	2.770(b)	02/01/19	2,110	1,920,269
Guam Gov’t. Ltd. Oblig. Rev., Section 30, Ser. A	5.750	12/01/34	500	553,405
Guam Gov’t. Wtrwrks. Auth. Rev., Ser. A, Rfdg.	5.000	07/01/35	500	541,515
Guam Govt. Bus. Privilege Tax Rev., Ser. D, Rfdg.	5.000	11/15/39	750	812,947
Guam Intl. Arpt. Auth. Rev., AMT, Ser. C	6.375	10/01/43	500	583,185
Inland Vly Dev. Agcy., Ser. A, Rfdg.	5.000	09/01/44	500	534,985
Jurupa Pub. Fing. Auth., Ser. A, Rfdg.	5.000	09/01/42	1,250	1,359,462
La Mesa-Spring Valley Sch. Dist., GO, Election of 2002, Ser. B, CABS, NATL	3.180(b)	08/01/23	2,000	1,557,860
Lincoln Calif. Pub. Fing. Auth. Rev., Twelve Bridges Sub. Dist., Ser. B	6.000	09/02/27	1,000	1,151,020
Long Beach Bond Fin. Auth. Natural Gas Purchase Rev., Ser. A	5.000	11/15/35	2,350	2,635,055
Long Beach Bond Fin. Auth. Natural Gas Purchase Rev., Ser. A	5.250	11/15/19	580	650,418
Long Beach Bond Fin. Auth. Natural Gas Purchase Rev., Ser. A	5.500	11/15/30	1,235	1,442,900
Long Beach Bond Fin. Auth. Natural Gas Purchase Rev., Ser. A	5.500	11/15/32	345	405,589
Long Beach Bond Fin. Auth. Natural Gas Purchase Rev., Ser. A	5.500	11/15/37	1,290	1,518,136
Long Beach Hbr. Rev., Ser. A, AMT, NATL, Rfdg.	6.000	05/15/19	3,000	3,480,450
Long Beach Marina Sys. Rev.	5.000	05/15/45	1,000	1,068,930
Los Angeles Calif. Cmnty. College Dist., Election of 2003, Ser. F-1, GO (Pre-refunded date 08/01/18)(a)	5.000	08/01/33	3,250	3,639,187
Los Angeles Calif. Cmnty. College Dist., Election of 2008, Ser. A, GO (Pre-refunded date 08/01/19)(a)	6.000	08/01/33	2,000	2,381,140
Los Angeles Calif. Dept. Arpts. Rev., Ser. A	5.000	05/15/34	1,000	1,125,800
Los Angeles Calif. Dept. Arpts. Rev., Ser. A, AMT	5.000	05/15/38	2,500	2,767,250
Los Angeles Calif. Dept. Arpts. Rev., Ser. C, Rfdg.	5.000	05/15/38	1,000	1,135,700
Los Angeles Cnty. Regional Fing. Auth., Montecedro, Inc. Proj., Ser. A	5.000	11/15/44	1,250	1,380,162

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
MUNICIPAL BONDS (Continued)
Los Angeles Dept. of Wtr. & Pwr. Rev., Pwr. Sys., Ser. A	5.000%	07/01/39	1,000	$1,104,420
Los Angeles Dept. of Wtr. & Pwr. Sys., Ser. B	5.000	07/01/34	2,500	2,839,175
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev., Ser. A	5.375	07/01/38	1,530	1,714,594
M-S-R Energy Auth. Calif., Ser. A	6.500	11/01/39	1,000	1,310,480
Metro. Wtr. Dist. of Southern Calif. Wtrwks. Rev., Linked, SAVRS, RIBS	5.750	08/10/18	1,650	1,799,407
Metro. Wtr. Dist. of Southern Calif. Wtrwks. Rev., Unrefunded Balance, Ser. A	5.750	07/01/21	1,940	2,264,426
Orange Cnty. Trans. Auth. Rev., Express Lane Sr. Lien 91, Rfdg.	5.000	08/15/29	1,000	1,146,700
Palomar Pomerado Healthcare Dist. Calif., COP	6.000	11/01/41	1,200	1,271,304
Pittsburg Redev. Agy. Tax Alloc., Los Medanos Cmnty. Dev. Proj., AMBAC, CABS	4.540(b)	08/01/26	1,375	842,380
Port of Oakland, AMT, Inter. Lien, Ser. A, NATL, Rfdg.	5.000	11/01/29	3,000	3,215,280
Port of Oakland, AMT, Ser. O, Rfdg.	5.125	05/01/30	1,000	1,107,470
Port of Oakland, AMT, Sr. Lien., Ser. P, Rfdg.	5.000	05/01/33	1,750	1,920,065
Poway Uni. Sch. Dist. Pub. Fing. Auth., Ser. A, Rfdg.	5.000	09/01/35	1,000	1,084,620
Puerto Rico Comnwlth., Aqueduct & Swr. Auth. Rev., Sr. Lien, Ser. A, Rfdg.	5.750	07/01/37	390	264,245
Puerto Rico Comnwlth., Aqueduct & Swr. Auth. Rev., Sr. Lien, Ser. A, Rfdg.	6.000	07/01/47	325	220,994
Puerto Rico Comnwlth., Pub. Impvt., Ser. A, GO, Rfdg.	5.500	07/01/39	1,000	637,540
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev., First Sub., Ser. A	6.000	08/01/42	980	382,190
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev., Sr. Lien, Ser. C	5.250	08/01/40	750	473,475
Rancho Cucamonga Redev. Agy. Successor Agy., Rancho Redev. Proj. Area, AGM	5.000	09/01/32	450	511,776
Redding Elec. Sys. Rev., COP, Linked SAVRS, RIBS, NATL, ETM, Rfdg.(a)	6.368	07/01/22	60	71,670
Redding Elec. Sys. Rev., COP, Linked SAVRS, RIBS, NATL, ETM, Rfdg.(a)(c)(d)	12.242(e)	07/01/22	1,590	2,208,510
Riverside Cnty. Calif. Redev. Agy. Tax. Alloc. Intst. 215 Corridor, Ser. E	6.500	10/01/40	1,000	1,170,140
Riverside Cnty. Pub. Fing. Auth., Cap. Facs. Proj.	5.250	11/01/45	1,000	1,138,480

See Notes to Financial Statements.

Prudential California Muni Income Fund	15

Portfolio of Investments

as of August 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
MUNICIPAL BONDS (Continued)
Riverside Cnty. Trans. Commission Rev., Sr. Lien, Ser. A	5.750%	06/01/44	500	$565,250
Rocklin Uni. Sch. Dist., Ser. C, GO, CABS, NATL	0.350(b)	08/01/16	1,400	1,395,534
Roseville Calif. Spl. tax., WestPark Cmnty. Facs. Dist. No. 1, Pub. Facs. Rfdg.	5.000	09/01/37	500	533,650
Sacramento City Fing. Auth., Ser. B, CABS, NATL	1.660(b)	11/01/17	5,695	5,494,194
Sacramento City Fing. Auth., Tax Alloc. Comb. Proj., Ser. B, CABS, NATL	0.920(b)	11/01/16	5,700	5,639,124
Sacramento Cnty. Santn. Dist. Fing. Auth. Rev., Var.-Regl., Ser. B, NATL	0.719(e)	12/01/35	1,000	889,470
San Buenaventura Calif. Rev., Cmnty. Mem. Hlth. Sys.	7.500	12/01/41	500	607,605
San Buenaventura Calif. Rev., Cmnty. Mem. Hlth. Sys.	8.000	12/01/26	500	648,645
San Diego Cmnty. College Dist., Election of 2006, GO	5.000	08/01/41	1,500	1,696,065
San Diego Cnty. Regl. Arpt. Auth., AMT, Sr. Ser. B	5.000	07/01/43	3,000	3,248,130
San Diego Pub. Facs. Fing. Auth., Cap. Impt. Projs., Ser. A	5.000	10/15/44	1,000	1,094,730
San Diego Redev. Agy. Tax Alloc., North Bay Redev.	5.875	09/01/29	3,000	3,004,140
San Diego Regl. Bldg. Auth., Lease Rev., Cnty. Operations Ctr. & Annex, Ser. A	5.375	02/01/36	1,000	1,124,000
San Diego Uni. Sch. Dist., Election of 1998, Ser. B, GO, NATL	6.000	07/01/19	1,000	1,179,700
San Francisco Calif. City & Cnty. Redev. Fing. Auth., Tax Alloc. Mission Bay North Redev., Ser. C	6.500	08/01/39	1,000	1,147,600
San Francisco City & Cnty. Airports Commission, AMT, Second Ser. A	5.250	05/01/33	500	564,100
San Francisco City & Cnty. Airports Commission, AMT, Second Ser. A, Rfdg.	5.000	05/01/31	1,000	1,104,090
San Francisco City & Cnty. Airports Commission, AMT, Second Ser. C, Rfdg.	5.000	05/01/25	1,555	1,755,984
San Francisco City & Cnty. Airports Commission, AMT, Second Ser. F, Rfdg.	5.000	05/01/28	1,000	1,111,740
San Francisco City & Cnty. Airports Commission, AMT, Ser. A	5.000	05/01/44	2,000	2,169,560
San Jose Calif., Library & Park Proj., GO	5.000	09/01/33	2,200	2,290,178

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
MUNICIPAL BONDS (Continued)
San Jose Calif. Redev. Agy. Tax Alloc., Merged Area Redev. Proj., Hsg. Set Aside, Ser. A-1, Rfdg.	5.500%	08/01/35	1,000	$1,094,790
San Jose Evergreen Cmnty. College Dist. Election of 2004, Ser. B, AGM, CABS, GO	0.890(b)	09/01/17	1,000	982,450
San Leandro Cmnty. Facs., Spl. Tax Dist. No. 1	6.500	09/01/25	2,160	2,164,882
San Mateo Cnty. Calif., Jt. Pwrs. Fing. Auth., Ser. A	5.000	07/15/33	1,000	1,094,480
Santa Margarita Wtr. Dist. Spl. Tax, Cmnty. Facs. Dist. No. 2013-1	5.625	09/01/36	325	361,010
Santa Maria Joint Union H.S. Dist., Election of 2004, CABS, GO, NATL	3.880(b)	08/01/29	1,250	732,238
Santa Monica Cmnty. College Dist. Election of 2002, Ser. A, GO, NATL, CABS	3.450(b)	08/01/28	1,055	678,217
South Bayside Wste. Mgmt. Auth. Calif., Solid Waste Enterprise Shoreway Environmental, Ser. A	6.000	09/01/36	500	574,855
Southern California Pub. Pwr. Auth. Rev., Palo Verde Proj., Ser. C, AMBAC, ETM, CABS, Rfdg.(a)	0.380(b)	07/01/16	7,415	7,391,569
Stockton Pub. Fing. Auth. Rev., Delta Wtr. Sply. Proj., Ser. A, Rmkt.	6.250	10/01/40	700	835,030
Tob. Securitization Auth. Northn. Calif. Rev., Asset-Bkd. Tob. Settlement, Ser. A	4.750	06/01/23	2,695	2,662,175
Torrance Hosp. Rev., Torrance Mem. Med. Ctr., Ser. A	6.000	06/01/22	2,000	2,034,080
Tuolumne Wind Proj. Auth. Calif. Rev., Tuolumne Co. Proj., Ser. A	5.625	01/01/29	1,000	1,135,360
University of Calif. Rev. Gen., Ser. O (Pre-refunded date 05/15/19)(a)	5.750	05/15/34	1,250	1,464,975
Virgin Islands Pub. Fin. Auth. Rev., Matching Fd. Ln., Diago, Ser. A	6.750	10/01/37	250	281,640
Virgin Islands Pub. Fin. Auth. Rev., Ser. A	5.000	10/01/34	1,000	1,068,430
Walnut Energy Center Auth. Rev., Rfdg.	5.000	01/01/34	1,000	1,135,860

TOTAL INVESTMENTS 99.3% (cost $198,157,270) (Note 5)				213,993,641
Other assets in excess of liabilities 0.7%				1,427,126

NET ASSETS 100.0%				$215,420,767

See Notes to Financial Statements.

Prudential California Muni Income Fund	17

Portfolio of Investments

as of August 31, 2015 continued

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

AMT—Alternative Minimum Tax

CABS—Capital Appreciation Bonds

COP—Certificates of Participation

ETM—Escrowed to Maturity

GO—General Obligation

IDB—Industrial Development Bond

OTC—Over-the-counter

NASDAQ—National Association of Securities Dealers Automated

NATL—National Public Finance Guaranty Corp.

PCR—Pollution Control Revenue

RIBS—Residual Interest Bonds

SAVRS—Select Auction Variable Rate Securities

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	All or partial escrowed to maturity and pre-refunded issues are secured by escrowed cash and/or U.S. guaranteed obligations.
(b)	Represents zero coupon bond. Rate quoted represents effective yield at August 31, 2015.
(c)	Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at August 31, 2015.
(d)	Indicates a security that has been deemed illiquid (Unaudited).
(e)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2015.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Municipal Bonds	$—	$213,993,641	$—

Total	$—	$213,993,641	$—

See Notes to Financial Statements.

18

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2015 were as follows (Unaudited):

General Obligation	22.0%
Special Tax/Assessment District	15.9
Transportation	13.0
Health Care	12.5
Power	9.8
Tobacco	7.3
Education	6.4
Water & Sewer	6.1
Lease Backed Certificate of Participation	4.3%
Corporate Backed IDB & PCR	1.1
Revenue Bonds	0.6
Solid Waste/Resource Recovery	0.3

99.3
Other assets in excess of liabilities	0.7

100.0%

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. As for the year ended August 31, 2015, there was no impact to financial performance in the Statement of Asset and Liabilities.

The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Operations is presented in the summary below.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(173,122)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$47,326

For the year ended August 31, 2015, the Fund’s average value at trade date for futures short positions was $1,110,095.

See Notes to Financial Statements.

Prudential California Muni Income Fund	19

Statement of Assets & Liabilities

as of August 31, 2015

Assets
Unaffiliated investments (cost $198,157,270)	$213,993,641
Cash	1,177,746
Deposit with broker	20,800
Interest receivable	2,503,569
Receivable for Fund shares sold	1,379,489
Receivable for investments sold	1,056,452

Total assets	220,131,697

Liabilities
Payable for investments purchased	3,556,160
Payable for Fund shares reacquired	751,097
Dividends payable	143,010
Accrued expenses	104,690
Management fee payable	92,215
Distribution fee payable	54,573
Deferred trustees’ fees	6,077
Affiliated transfer agent fee payable	3,108

Total liabilities	4,710,930

Net Assets	$215,420,767

Net assets were comprised of:
Shares of beneficial interest, at par	$200,521
Paid-in capital in excess of par	201,980,973

202,181,494
Undistributed net investment income	418,934
Accumulated net realized loss on investment transactions	(3,016,032)
Net unrealized appreciation on investments	15,836,371

Net assets, August 31, 2015	$215,420,767

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share ($129,941,774 ÷ 12,097,247 shares of beneficial interest issued and outstanding)	$10.74
Maximum sales charge (4.00% of offering price)	0.45

Maximum offering price to public	$11.19

Class B
Net asset value, offering price and redemption price per share ($5,216,574 ÷ 485,601 shares of beneficial interest issued and outstanding)	$10.74

Class C
Net asset value, offering price and redemption price per share ($28,972,761 ÷ 2,696,983 shares of beneficial interest issued and outstanding)	$10.74

Class Z
Net asset value, offering price and redemption price per share ($51,289,658 ÷ 4,772,307 shares of beneficial interest issued and outstanding)	$10.75

See Notes to Financial Statements.

Prudential California Muni Income Fund	21

Statement of Operations

Year Ended August 31, 2015

Net Investment Income
Income
Interest income	$10,407,617

Expenses
Management fee	1,097,367
Distribution fee—Class A	387,057
Distribution fee—Class B	30,203
Distribution fee—Class C	269,878
Transfer agent’s fees and expenses (including affiliated expense of $15,700)	121,000
Custodian and accounting fees	82,000
Registration fees	73,000
Shareholders’ reports	36,000
Legal fees and expenses	35,000
Audit fee	33,000
Trustees’ fees	19,000
Insurance expenses	3,000
Miscellaneous	13,279

Total expenses	2,199,784
Less: Custodian fee credit	(455)
Distribution fee waiver—Class A	(36,918)

Net expenses	2,162,411

Net investment income	8,245,206

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	248,839
Futures transactions	(173,122)

75,717

Net change in unrealized appreciation (depreciation) on:
Investments	(3,117,501)
Futures	47,326

(3,070,175)

Net loss on investment transactions	(2,994,458)

Net Increase In Net Assets Resulting From Operations	$5,250,748

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income	$8,245,206	$8,228,517
Net realized gain (loss) on investment transactions	75,717	(1,267,974)
Net change in unrealized appreciation (depreciation) on investments	(3,070,175)	15,686,396

Net increase in net assets resulting from operations	5,250,748	22,646,939

Dividends from net investment income (Note 1)
Class A	(5,474,340)	(6,150,510)
Class B	(221,738)	(264,460)
Class C	(849,840)	(780,207)
Class Z	(1,924,614)	(1,598,414)

	(8,470,532)	(8,793,591)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	40,251,226	42,515,328
Net asset value of shares issued in reinvestment of dividends and distributions	6,457,011	6,709,585
Cost of shares reacquired	(42,099,103)	(58,347,779)

Net increase (decrease) in net assets from Fund share transactions	4,609,134	(9,122,866)

Total increase	1,389,350	4,730,482

Net Assets:
Beginning of year	214,031,417	209,300,935

End of year(a)	$215,420,767	$214,031,417

(a) Includes undistributed net investment income of:	$418,934	$741,784

See Notes to Financial Statements.

Prudential California Muni Income Fund	23

Notes to Financial Statements

Prudential Investment Portfolios 6—Prudential California Muni Income Fund (the “Fund”), is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund was organized as a Massachusetts business trust on May 18, 1984. The Fund commenced investment operations on December 3, 1990. The investment objective of the Fund is to maximize current income that is exempt from California state and federal income taxes, consistent with the preservation of capital.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the

24

last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory Notes (P-Notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Prudential California Muni Income Fund	25

Notes to Financial Statements

continued

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchanged, are valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Fund securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser

26

under the guidelines adopted by the Trustees of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund may invest in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Floating-Rate Notes Issued in Conjunction with Securities Held: The Fund may invest in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Fund enters into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Fund transfers a fixed rate bond to a broker for cash. At the same time the Fund buys (receives) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Fund. The “trust” also issues floating rate

Prudential California Muni Income Fund	27

Notes to Financial Statements

continued

notes (“floating rate notes”), which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Fund gives the Fund the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Fund thereby collapsing the trust. The Fund accounts for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Fund’s “Statement of Assets and Liabilities.” Interest expense related to the Fund’s liability in connection with the floating rate notes held by third parties is recorded as incurred. The interest expense is under the caption “interest expenses and fees related to inverse floaters” in the Fund’s “Statement of Operations” and is also included in the Fund’s expense ratio. For the year ended August 31, 2015, the Fund did not enter into any Tender Option Bond Transactions.

The Fund may also invest in inverse floaters without transferring a fixed rate bond into a trust, which is not accounted for as funded leverage. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

The Fund’s investment policies and restrictions permit investments in inverse floating rate securities. Inverse floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Concentration of Risk: The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government), held by the Fund to meet their obligations

28

may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares daily dividends from net investment income and payment is made monthly. Distributions of net realized capital gains, if any, are made annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Prudential California Muni Income Fund	29

Notes to Financial Statements

continued

Note 2. Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50% of the Fund’s average daily net assets up to and including $1 billion and .45% of the Fund’s average daily net assets in excess of $1 billion. The effective management fee rate was .50% of the Fund’s average daily net assets for the year ended August 31, 2015.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees for Class A, Class B and Class C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, Class B and Class C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, .50% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares through March 8, 2015. Effective March 9, 2015, the Class A contractual distribution and service (12b-1) fees were reduced from .30% to .25% of the average daily net assets and the .05% contractual 12b-1 fee waiver was terminated.

PIMS has advised the Fund that it received $92,483 in front-end sales charges resulting from sales of Class A shares, during the year ended August 31, 2015. From

30

these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that, for the year ended August 31, 2015, it received $584, $10,021 and $4,072 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended August 31, 2015, aggregated $32,657,180 and $27,422,726, respectively. Although floating rate daily demand notes are shown as short-term investments in the Portfolio of Investments due to frequent reset of coupon rates, they have long-term maturities and are included in these purchase and sale amounts.

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment transactions. For the year ended August 31, 2015, the adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss on investment transactions by $97,524 due to the difference in the treatment of accreting market discount between financial and tax reporting and other book to tax differences. Net investment income, net realized gain (loss) on investments and net assets were not affected by this change.

Prudential California Muni Income Fund	31

Notes to Financial Statements

continued

For the year ended August 31, 2015, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $392,346 of ordinary income and $8,078,186 of tax-exempt income. For the year ended August 31, 2014, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $742,581 of ordinary income and $8,051,010 of tax-exempt income.

As of August 31, 2015, the accumulated undistributed earnings on a tax basis were $516,299 of tax-exempt income (includes timing difference of $143,010 for dividends payable) and $51,723 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2015 were as follows:

Tax Cost Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$197,553,745	$18,289,287	$(1,849,391)	$16,439,896

The difference between book basis and tax basis is primarily attributable to the difference in the treatment of accreting market discount for book and tax purposes.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carryforward capital losses realized on or after September 1, 2011 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before August 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of August 31, 2015, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$2,653,000

Pre-Enactment Losses:
Expiring 2019	$926,000

32

The Fund elected to treat post-October capital losses of approximately $41,000 as having been incurred in the following fiscal year (August 31, 2016).

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 4%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares sold within 12 months of purchase are subject to a CDSC of 1%. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Fund is permitted to issue an unlimited number of full and fractional shares in separate series, currently designated as the Prudential California Muni Income Fund. The Prudential California Muni Income Fund is authorized to issue an unlimited number of shares, divided into four classes, designated Class A, Class B, Class C and Class Z.

The Fund has authorized an unlimited number of shares of beneficial interest for each class at $.01 par value per share.

Prudential California Muni Income Fund	33

Notes to Financial Statements

continued

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended August 31, 2015:
Shares sold	832,282	$9,045,782
Shares issued in reinvestment of dividends and distributions	430,563	4,683,330
Shares reacquired	(2,206,561)	(23,855,936)

Net increase (decrease) in shares outstanding before conversion	(943,716)	(10,126,824)
Shares issued upon conversion from other share class(es)	68,491	742,440
Shares reacquired upon conversion into other share class(es)	(156,615)	(1,682,638)

Net increase (decrease) in shares outstanding	(1,031,840)	$(11,067,022)

Year ended August 31, 2014:
Shares sold	1,885,483	$19,926,687
Shares issued in reinvestment of dividends and distributions	490,716	5,180,574
Shares reacquired	(3,230,968)	(33,816,137)

Net increase (decrease) in shares outstanding before conversion	(854,769)	(8,708,876)
Shares issued upon conversion from other share class(es)	24,220	249,107
Shares reacquired upon conversion into other share class(es)	(181,405)	(1,946,727)

Net increase (decrease) in shares outstanding	(1,011,954)	$(10,406,496)

Class B
Year ended August 31, 2015:
Shares sold	1,711	$18,671
Shares issued in reinvestment of dividends and distributions	15,510	168,783
Shares reacquired	(66,031)	(719,393)

Net increase (decrease) in shares outstanding before conversion	(48,810)	(531,939)
Shares reacquired upon conversion into other share class(es)	(68,460)	(742,395)

Net increase (decrease) in shares outstanding	(117,270)	$(1,274,334)

Year ended August 31, 2014:
Shares sold	47,814	$503,137
Shares issued in reinvestment of dividends and distributions	18,505	195,514
Shares reacquired	(92,673)	(970,477)

Net increase (decrease) in shares outstanding before conversion	(26,354)	(271,826)
Shares reacquired upon conversion into other share class(es)	(24,219)	(249,107)

Net increase (decrease) in shares outstanding	(50,573)	$(520,933)

34

Class C	Shares	Amount
Year ended August 31, 2015:
Shares sold	888,312	$9,674,907
Shares issued in reinvestment of dividends and distributions	62,407	678,329
Shares reacquired	(357,337)	(3,871,037)

Net increase (decrease) in shares outstanding before conversion	593,382	6,482,199
Shares reacquired upon conversion into other share class(es)	(41,164)	(446,445)

Net increase (decrease) in shares outstanding	552,218	$6,035,754

Year ended August 31, 2014:
Shares sold	413,085	$4,381,298
Shares issued in reinvestment of dividends and distributions	59,030	623,134
Shares reacquired	(493,937)	(5,155,018)

Net increase (decrease) in shares outstanding before conversion	(21,822)	(150,586)
Shares reacquired upon conversion into other share class(es)	(26,056)	(268,284)

Net increase (decrease) in shares outstanding	(47,878)	$(418,870)

Class Z
Year ended August 31, 2015:
Shares sold	1,978,306	$21,511,866
Shares issued in reinvestment of dividends and distributions	85,201	926,569
Shares reacquired	(1,257,836)	(13,652,737)

Net increase (decrease) in shares outstanding before conversion	805,671	8,785,698
Shares issued upon conversion from other share class(es)	197,704	2,129,083
Shares reacquired upon conversion into other share class(es)	(4)	(45)

Net increase (decrease) in shares outstanding	1,003,371	$10,914,736

Year ended August 31, 2014:
Shares sold	1,690,536	$17,704,206
Shares issued in reinvestment of dividends and distributions	67,106	710,363
Shares reacquired	(1,774,474)	(18,406,147)

Net increase (decrease) in shares outstanding before conversion	(16,832)	8,422
Shares issued upon conversion from other share class(es)	207,362	2,215,011

Net increase (decrease) in shares outstanding	190,530	$2,223,433

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of .075% on the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. Prior to October 9,

Prudential California Muni Income Fund	35

Notes to Financial Statements

continued

2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA. The commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective October 8, 2015, and will continue to provide a commitment of $900 million through October 6, 2016. Effective October 8, 2015, the Funds pay an annualized commitment fee of .11% of the unused portion of the SCA.

The Fund did not utilize the SCA during the year ended August 31, 2015.

Note 8. New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

36

Financial Highlights

Class A Shares
	Year Ended August 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$10.89	$10.18	$11.04	$10.37	$10.70
Income (loss) from investment operations:
Net investment income	.42	.43	.43	.45	.46
Net realized and unrealized gain (loss) on investment transactions	(.14)	.74	(.86)	.67	(.32)
Total from investment operations	.28	1.17	(.43)	1.12	.14
Less Dividends and Distributions:
Dividends from net investment income	(.43)	(.46)	(.43)	(.45)	(.47)
Net asset value, end of year	$10.74	$10.89	$10.18	$11.04	$10.37
Total Return(a):	2.54%	11.68%	(4.15)%	11.06%	1.48%

Ratios/Supplemental Data:
Net assets, end of year (000)	$129,942	$143,019	$143,901	$157,985	$153,302
Average net assets (000)	$140,055	$141,409	$161,292	$156,959	$158,860
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement(b)	.94%	.93%	.91%	.92%	.92%
Expenses before waivers and/or expense reimbursement(b)	.97%	.98%	.96%	.97%	.97%
Net investment income	3.80%	4.07%	3.93%	4.21%	4.55%
Portfolio turnover rate(c)	10%	14%	21%	18%	11%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from .30% to ..25% of the average daily net assets and the .05% contractual 12b-1 waiver was terminated.

(c) The portfolio turnover rate including variable rate demand notes was 13%, 20%, 42%, 35%, and 27% for the years ended August 31, 2015, 2014, 2013, 2012, and 2011, respectively.

See Notes to Financial Statements.

Prudential California Muni Income Fund	37

Financial Highlights

continued

Class B Shares
	Year Ended August 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$10.89	$10.18	$11.04	$10.37	$10.70
Income (loss) from investment operations:
Net investment income	.40	.41	.40	.43	.44
Net realized and unrealized gain (loss) on investment transactions	(.15)	.73	(.86)	.67	(.33)
Total from investment operations	.25	1.14	(.46)	1.10	.11
Less Dividends and Distributions:
Dividends from net investment income	(.40)	(.43)	(.40)	(.43)	(.44)
Net asset value, end of year	$10.74	$10.89	$10.18	$11.04	$10.37
Total Return(a):	2.29%	11.40%	(4.39)%	10.78%	1.24%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,217	$6,568	$6,650	$6,453	$6,688
Average net assets (000)	$6,041	$6,480	$7,061	$6,552	$6,627
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	1.19%	1.18%	1.16%	1.17%	1.17%
Expenses before waivers and/or expense reimbursement	1.19%	1.18%	1.16%	1.17%	1.17%
Net investment income	3.55%	3.81%	3.69%	3.96%	4.30%
Portfolio turnover rate(b)	10%	14%	21%	18%	11%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) The portfolio turnover rate including variable rate demand notes was 13%, 20%, 42%, 35%, and 27% for the years ended August 31, 2015, 2014, 2013, 2012, and 2011, respectively.

See Notes to Financial Statements.

38

Class C Shares
	Year Ended August 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$10.89	$10.18	$11.04	$10.37	$10.70
Income (loss) from investment operations:
Net investment income	.33	.35	.35	.37	.40
Net realized and unrealized gain (loss) on investment transactions	(.13)	.74	(.87)	.67	(.33)
Total from investment operations	.20	1.09	(.52)	1.04	.07
Less Dividends and Distributions:
Dividends from net investment income	(.35)	(.38)	(.34)	(.37)	(.40)
Net asset value, end of year	$10.74	$10.89	$10.18	$11.04	$10.37
Total Return(a):	1.79%	10.85%	(4.86)%	10.24%	.81%

Ratios/Supplemental Data:
Net assets, end of year (000)	$28,973	$23,365	$22,315	$22,212	$17,526
Average net assets (000)	$26,988	$21,725	$24,809	$20,195	$17,612
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	1.69%	1.68%	1.66%	1.67%	1.58%
Expenses before waivers and/or expense reimbursement	1.69%	1.68%	1.66%	1.67%	1.67%
Net investment income	3.05%	3.31%	3.19%	3.46%	3.88%
Portfolio turnover rate(b)	10%	14%	21%	18%	11%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) The portfolio turnover rate including variable rate demand notes was 13%, 20%, 42%, 35%, and 27% for the years ended August 31, 2015, 2014, 2013, 2012, and 2011, respectively.

See Notes to Financial Statements.

Prudential California Muni Income Fund	39

Financial Highlights

continued

Class Z Shares
	Year Ended August 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$10.90	$10.18	$11.05	$10.38	$10.71
Income (loss) from investment operations:
Net investment income	.44	.46	.46	.48	.49
Net realized and unrealized gain (loss) on investment transactions	(.14)	.74	(.88)	.67	(.32)
Total from investment operations	.30	1.20	(.42)	1.15	.17
Less Dividends and Distributions:
Dividends from net investment income	(.45)	(.48)	(.45)	(.48)	(.50)
Net asset value, end of year	$10.75	$10.90	$10.18	$11.05	$10.38
Total Return(a):	2.81%	12.06%	(3.99)%	11.34%	1.74%

Ratios/Supplemental Data:
Net assets, end of year (000)	$51,290	$41,079	$36,435	$31,332	$23,932
Average net assets (000)	$46,389	$35,062	$43,284	$26,847	$19,328
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	.69%	.68%	.66%	.67%	.67%
Expenses before waivers and/or expense reimbursement	.69%	.68%	.66%	.67%	.67%
Net investment income	4.05%	4.30%	4.18%	4.46%	4.79%
Portfolio turnover rate(b)	10%	14%	21%	18%	11%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) The portfolio turnover rate including variable rate demand notes was 13%, 20%, 42%, 35%, and 27% for the years ended August 31, 2015, 2014, 2013, 2012, and 2011, respectively.

See Notes to Financial Statements.

40

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 6:

We have audited the accompanying statement of assets and liabilities of the Prudential California Muni Income Fund, a portfolio of Prudential Investment Portfolios 6 (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 30, 2015

Prudential California Muni Income Fund	41

Tax Information

(Unaudited)

During the fiscal year ended August 31, 2015, the Fund reports the maximum amount allowable per share but not less than the following amounts as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

	Per Share
	Class A	Class B	Class C	Class Z

Tax-Exempt Dividends	$0.406	$0.379	$0.325	$0.434

In January 2016, you will be advised on IRS Form 1099-DIV and/or 1099-INT, if applicable, or substitute forms as to the federal tax status of the dividends received in calendar year 2015.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

42

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (57) Board Member Portfolios Overseen: 66	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (63) Board Member Portfolios Overseen: 66	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (63) Board Member Portfolios Overseen: 66	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential California Muni Income Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 66	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 66	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (72) Board Member & Independent Chair Portfolios Overseen: 66	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (72) Board Member Portfolios Overseen: 66	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 66	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (42) Board Member & Vice President Portfolios Overseen: 66	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (56) Board Member Portfolios Overseen: 64	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.
(1)	The year in which each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential California Muni Income Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (47) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential California Muni Income Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of the Prudential California Muni Income Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 9-11, 2015 and approved the renewal of the agreements through July 31, 2016, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential California Muni Income Fund is the sole outstanding series of Prudential Investment Portfolios 6.

Prudential California Muni Income Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2015.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement with the Fund, and between PI and PIM, which serves as subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality, and Extent of Services

The Board requested and received information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PIM, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadviser as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and the subadviser, and also considered the qualifications, backgrounds and responsibilities of the subadviser’s portfolio managers who are responsible for the day-to-day management of the Fund. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI during the year ended December 31, 2014 exceeded the management fees paid by PI, resulting in an operating loss to PI. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management

Prudential California Muni Income Fund

Approval of Advisory Agreements (continued)

fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2014.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2014. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper California Municipal Debt Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	3rd Quartile	2nd Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board considered information provided by PI indicating that, although the Fund’s actual management fee and net total expenses both ranked in the fourth quartile, they were only three basis points and eight basis points higher, respectively, than the median of all funds in the Peer Group.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential California Muni Income Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential California Muni Income Fund, Prudential Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL CALIFORNIA MUNI INCOME FUND

SHARE CLASS	A	B	C	Z
NASDAQ	PBCAX	PCAIX	PCICX	PCIZX
CUSIP	74440X100	74440X209	74440X308	74440X407

MF146E    0283753-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2015 and August 31, 2014, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $33,475 and $33,475, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended August 31, 2015 and August 31, 2014: none.

(c) Tax Fees

For the fiscal years ended August 31, 2015 and August 31, 2014: none.

(d) All Other Fees

For the fiscal years ended August 31, 2015 and August 31, 2014: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended August 31, 2015 and August 31, 2014: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2015 and August 31, 2014 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 6

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	October 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 30, 2015

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	October 30, 2015